J.P. Morgan 2021 Healthcare Conference J.P. Morgan 2021 Healthcare Conference January 13, 2021 | Ed Pesicka

J.P. Morgan 2021 Healthcare Conference2 Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding the impact of COVID-19 on the Company’s results and operations, as well as other statements related to the Company’s expectations regarding the performance of its business and the ability to deliver double- digit adjusted earnings per share growth in 2021. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section.

J.P. Morgan 2021 Healthcare Conference3 Our Business DISTRIBUTION Global Solutions Global Products my

OMI Overview

A global healthcare solutions company with integrated distribution, products, and services aligned to deliver value to the healthcare industry

15,000+ Teammates Worldwide	Healthcare Customers in 70+ Countries	1,400+ Branded Manufacturers	4,000+ Healthcare Providers Served	95+ Facilities Worldwide

OUR DISTRIBUTION NETWORK HAS A **WIDE REACH** ACROSS THE CONTINENTAL U.S.

Approximately 85% of in-network insured Americans can be serviced by Byram Healthcare

Large North American manufacturing presence

- ● Medical Distribution
- ★ Medical Distribution Care Room
- △ Global Products (Halyard)
- ■ Home Healthcare (Byram)

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J.P. Morgan 2021 Healthcare Conference5 Del Rio, TX N95 Respirators San Pedro Sula, Honduras Surgical Gowns Isolation Gowns Williamsburg, VA Surgical Procedure Kits Acuna, Mexico Face Masks, Isolation Gowns Nogales, Mexico Surgical Drapes & Packs Lexington, NC Sterilization Wrap Asheville, NC Minor Procedure Kits Hat Yai, Thailand Exam Gloves Kells, Ireland Surgical Procedure Kits Lexington, NC Sterilization Wrap, Isolation Gowns, Nonwoven Materials N95 Respirators As of July 2020 Americas-based Manufacturing & Value Chain Control for PPE Owned Manufacturing Footprint

J.P. Morgan 2021 Healthcare Conference6 An Innovator in Distribution, Logistics, Products & Services Distribution Helping providers choose the right unit of measure distribution services Third Party Logistics A transportation network that goes the extra mile for the healthcare industry Clinical Inventory Management Technology offering end to end, perpetual inventory management Product Choice Providing numerous leading branded & diversity manufacturers under 1 SKU Sustainability Recycling programs reducing the impact of resources on the environment Advisory Services Revolutionizing supply chain services via standardization & optimization in strategy & design Emergency Preparedness Customizing plans for emergency orders to prepare surplus stock items Supplier Diversity Uniting purpose and products with our supplier diversity initiatives Customer Service Personalizing with single point of contact at client engagement center and/or onsite at facility

J.P. Morgan 2021 Healthcare Conference7 • Search product catalog • Submit & view service requests & chat live with support • View order statuses, manage backorders and special shipping • View real-time reports & monitor KPIs using customer dashboard CUSTOMER FUNCTIONALITY Single-source, web-based online hub solution Constant Technology Innovation Building on 135+ Year Legacy Real time, cloud-based inventory management solution • Increase charge capture • Improve clinical documentation accuracy • Make smarter decisions based on data • Enhance clinical and supply chain workflows • Gain greater visibility into inventory EMPOWERS CUSTOMERS

J.P. Morgan 2021 Healthcare Conference8 Home Healthcare Market Outlook & Actions • Home Healthcare Market Dynamics: • Aging population: 10,000 people a day turning 65 • Over 60M Medicare beneficiaries in the US • Rise in chronic conditions requiring regular care via direct-to-patient and home health agencies • Home Health, is an increasingly preferred care setting as patients with higher acuity who would have been in hospital, are now being treated in the home • Owens & Minor Home Healthcare: • Direct-to-patient distributor of medical supplies in U. S., reimbursed by health insurance providers • Major product segments: ostomy, diabetes, urology, wound care, incontinence and breast pumps • Largest customer facing sales in direct-to-patient channel • Unrivalled Managed Care contracts….650+ • Product specialization through Centers of Excellence A Leader in the Home Healthcare Market with a National Scale

J.P. Morgan 2021 Healthcare Conference9 Our value chain delivers benefits to our customers: 9 We control the materials, design, strict quality standards and product specifications in our own facilities, with our own Teammates 9 We self-manufacture our proprietary branded products, many in the Americas 9 We have strategically-located distribution centers in North America for rapid deployment 9 We enable our customers to continue the critical work of caring for patients! Our Value Chain is a Key Differentiator Unique Ability to Quickly Deliver Critical Product to the Frontlines

J.P. Morgan 2021 Healthcare Conference10 Byram Healthcare: Post Acute Care Expertise Leading provider of medical supplies to patients with chronic diseases specializing in: Diabetes Wound Care Urology Incontinence Ostomy Breast Pumps Key Highlights • Founded in 1968 • National footprint, Regional presence • Insurance reimbursement and billing expertise • Broad product offering • In network provider with over 85% of US covered lives • Specialized Service • Experts in patient direct model Owens & Minor and Byram Cover the Entire Patient Journey Together

J.P. Morgan 2021 Healthcare Conference11 OMI Business Blueprint Partnership with Owens & Minor Financial Achievement OMI Business Discipline Value and Mission Driven Expansion Investments Based on Strengths

J.P. Morgan 2021 Healthcare Conference12 Mission Empowering our customers to advance healthcare. Values INTEGRITY: Act with the highest standards of ethics. Honor commitments. EXCELLENCE: Perform to the highest standards. Embrace our mission to empower our customers to advance healthcare into the future. LISTENING: Listen to our customers and to one another. Understand needs and deliver solutions. DEVELOPMENT: Aspire for improvement and growth. ACCOUNTABILITY: Own our actions and results. Be responsible for what we do. I D E A L How We Operate

OMI Business Discipline

- **Alignment** & **execution** for strategic priorities & key initiatives
- Solve for critical needs within the business
- Standardized toolset for **flawless project execution** producing quick, sustainable results

Actions **aligned to our IDEAL Values**

- **Everyone** actively committed to achieving business success
- Ideas are valued
- Leaders as change agents with all Teammates contributing to a **coaching, learning & training environment**


Standard Management Systems
Program Management
CUSTOMER
Continuous Improvement
Teammate Engagement & Leadership

- **Strategy Deployment** & **KPI Management**
- **Functional processes** - Quality Management Systems, S&OP, Talent Review Processes, Stage Gate processes, etc.

Culture combines collective talents that:

- Drive problem solving daily to **increase efficiency & improve customer experience**
- Utilize Tools & Technology to streamline processes & **drive quality**
- Align activities toward achieving business objectives to **increase profit**

Enterprise-Wide Business Discipline founded in Continuous Improvement

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J.P. Morgan 2021 Healthcare Conference14 Investment Example: PPE Market Outlook & Actions PPE Production Capacity & Sustainability • Increased PPE Production: • Expanded operations to 24/7 • Implemented process improvements and retooled existing equipment • Installed & optimized new production lines • Ramped up our new non-woven fabric machinery • Heightened demand for PPE expected to continue: • Health care protocols and new regulations calling for increased use of PPE • Increased adherence to new PPE protocols • Healthcare professional preference for medical grade PPE • Stockpile PPE demand expected to continue to grow • New channels for PPE in healthcare, non-healthcare and international markets Americas Based Manufacturing Provides Supply Chain Resiliency Milestone: 11 Billion Units of PPE Shipped from January 2020 through September 2020

J.P. Morgan 2021 Healthcare Conference15 Recent Accomplishments Q3 Highlights • 250%+ INCREASE in adjusted EPS compared to the third quarter of 2019 • 240 basis point adjusted operating MARGIN EXPANSION versus prior year • Global Solutions Segment – REVENUE GROWTH OF $317 MILLION sequentially • $118 million of OPERATING CASH FLOW generated in the quarter • $200 MILLION EQUITY OFFERING completed • Further REDUCED TOTAL DEBT by $70 million • SHIPPED nearly 11 billion units of PPE since January! Track Record of Consistent Performance • 4TH CONSECUTIVE QUARTER of year-over-year adjusted EPS improvement • 6TH CONSECUTIVE QUARTER of year-over-year gross margin expansion • 6TH CONSECUTIVE QUARTER of positive operating cash flow • 3RD CONSECUTIVE QUARTER of adjusted EPS improvement • 300%+ SEQUENTIAL QUARTER INCREASE in adjusted EPS Well Positioned to Deliver Double Digit Adj. EPS Growth in 2021

J.P. Morgan 2021 Healthcare Conference16 Building a Resilient Foundation for Future Growth Balance Sheet • Sequential debt reduction of 23% ~ over $400 MILLION for the six quarters ended September 30 • SUCCESSFULLY RAISED EQUITY and used proceeds to reduce term debt by $190M in October • RETIRED OUTSTANDING $179M of 2021 Notes on November 30th • LOWERED INTEREST EXPENSES through September by 13% vs. prior year due to lower debt levels • ENHANCED LEVERAGE PROFILE as we continue to strengthen our balance sheet • UPGRADED CREDIT RATINGS at all major ratings agencies Cash Flow • Generated $268 MILLION of consolidated operating cash flow • IMPROVED PROFITABILTY driving cash flow generation • Stringent WORKING CAPITAL MANAGEMENT leading to great progress through September • Focus on delivering superior service levels towards EFFECTIVE INVENTORY MANAGEMENT • Continue to fund INVESTMENTS in infrastructure, services, and technology to drive long-term growth Implementing Growth Strategy by Continuing to Invest Across our Businesses

J.P. Morgan 2021 Healthcare Conference17 Why OMI? 1. Leading PPE Manufacturer with Company Owned Facilities Throughout the Americas 2. Byram Healthcare Serving the Fast Growing Home Healthcare Market, is a Leading Provider in Direct to Patient Products for Chronic Conditions 3. A Leading Distributor of Broad Portfolio of Medical Products in the US Acute Care Space – Fundamental Player in the US Healthcare Infrastructure 4. Strong Demand in Higher Margin, Self-Manufactured Products, Driven by New Healthcare Protocols and Expansion of Portfolio 5. Rapidly Improving Balance Sheet and Cash Flow Generation 6. Continuing to Invest in Infrastructure, Manufacturing Footprint, and Technology to Drive Long-Term, Profitable Growth Well Positioned to “Empower our Customers to Advance Healthcare”

J.P. Morgan 2021 Healthcare Conference18 Thank You.